                                                                   EXHIBIT 10.29


                                LOCK-UP AGREEMENT



         THIS LOCK-UP AGREEMENT ("Agreement") dated as of June 24, 1999, between Group 1 Automotive, Inc., a Delaware corporation (the "Company") and the undersigned holder ("Stockholder") of Common Stock of the Company.

         WHEREAS, the Company has requested that the Stockholder agree not to sell any shares of Common Stock of the Company until July 15, 2000, except in an offering registered with the Securities and Exchange Commission ("SEC") initiated by the Company; and

         WHEREAS, in consideration of Stockholder agreeing not to sell shares of Common Stock of the Company, the Company has agreed to initiate an offering registered with the SEC of a portion of the shares of Common Stock of the Company held by Stockholder.

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

         1. Stockholder is the beneficial owner of the number of shares of Common Stock of the Company set forth after his name on Schedule I attached hereto and desires to sell up to the number of shares of Common Stock of the Company set forth after his name on Schedule I attached hereto in an offering registered with the SEC.

         2. Stockholder hereby irrevocably agrees, except for the number of shares of the Company set forth after his name on Schedule I attached hereto to be included in a registration statement to be filed with the SEC and sold in an offering registered with the SEC as shall be determined by the Company, that Stockholder will not, directly or indirectly, sell, lend, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock without the prior written consent of the Company for a period from the date hereof until the earliest of (i) 60 days following the death of Stockholder; (ii) 60 days following the time at which Stockholder is determined to be "permanently disabled" (for purposes of the immediately preceding sentence, "permanently disabled" shall mean a condition (certified by a licensed physician, selected by the Company) rendering Stockholder unable to engage in employment that is substantially similar to Stockholder's current employment); or (iii) July 15, 2000. Notwithstanding the foregoing, if Stockholder is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to the Company, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. The Stockholder understands that the agreements of the Stockholder are irrevocable and shall be binding upon the Stockholder's heirs, legal representatives, successors and assigns.

         3. Whether or not the offering registered with the SEC actually occurs depends on a number of factors, including market conditions. Any offering registered with the SEC will only be made pursuant to one or more agreements (each a "Purchase Agreement"), the terms of which are subject to agreement between the Company and either the underwriters, dealers, agents or direct purchasers (the "Purchasers"), depending on the type of offering. The Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the Stockholder except in compliance with this Agreement.

         4. Attached hereto as Appendix A is a form of Power of Attorney and Custody Agreement that the Stockholder agrees to execute contemporaneous with the execution of this Agreement.

         5. The Company shall, as expeditiously as reasonably possible, and in any case prior to August 1, 1999, prepare and file with the SEC a registration statement with respect to the shares of Common Stock that Stockholder desires to sell as set forth in paragraph 1 and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more that such period as is customary and is required by the Purchaser in the offering registered with the SEC. The Company shall select the Purchaser or Purchasers, as the case may be, with respect to the offering of the shares of Common Stock held by the Stockholder. The Company shall cooperate with the Purchasers as the Purchasers may reasonably request in facilitating the offering registered with the SEC.

         6. All expenses incurred in connection with a registration statement pursuant to this Agreement, including without limitation all registration and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company and the Stockholder, shall be borne by the Company. The Stockholder shall pay the Purchasers' discounts and commissions applicable to the Common Stock sold by the Stockholder. In addition, the Stockholder shall pay his or her own costs for experts or professionals (other than counsel) employed by the Stockholder or on his or her behalf in connection with the registration of the Common Stock under this Agreement.

         7. The Company agrees to indemnify the Stockholder with respect to the offering registered with the SEC of Common Stock pursuant to this Agreement as set forth in Appendix B attached hereto.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

         STOCKHOLDER                            GROUP 1 AUTOMOTIVE, INC.


         /s/ Robert E. Howard II                By: /s/ B. B. Hollingsworth, Jr.
             -------------------                   ----------------------------
         Robert E. Howard II, Individually      B. B. Hollingsworth, Jr.
                                                Chairman, President and
         /s/ Robert E. Howard II                Chief Executive Officer
         -----------------------
         Robert E. Howard II, Manager
         Howard Investments LLC
         an Oklahoma Limited Liability Company

                                                                      APPENDIX A

                     CUSTODY AGREEMENT AND POWER OF ATTORNEY
                           FOR SALE OF COMMON STOCK OF
                            GROUP 1 AUTOMOTIVE, INC.


B.B. Hollingsworth, Jr.
Scott L. Thompson
   As Attorneys-in-Fact
c/o Group 1 Automotive, Inc.
950 Echo Lane, Suite 350
Houston, Texas  77024

Scott L. Thompson
  As Custodian
c/o Group 1 Automotive, Inc.
950 Echo Lane, Suite 350
Houston, Texas 75024

Gentlemen:

         Group 1 Automotive, Inc., a Delaware corporation (the "Company"), the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders") may sell certain shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") covered by a Registration Statement on Form S-3, as amended from time to time filed with the Securities and Exchange Commission (the "Registration Statement") through underwriters, dealers, agents or directly to one or more purchasers (collectively, the "Purchasers") as contemplated by the Registration Statement. It is understood that at this time there is no commitment on the part of any Purchaser to purchase any shares of Common Stock and the undersigned acknowledges that no assurance can be given that an offering of Common Stock will take place. The number of shares of Common Stock that the undersigned proposes to sell to the Purchasers (the "Shares") are set forth on Schedule I hereto. This Custody Agreement and Power of Attorney is referred to herein as this "Agreement."

         1. APPOINTMENT AND POWERS OF ATTORNEYS-IN-FACT.

                  (a) The undersigned hereby irrevocably constitutes and appoints B.B. Hollingsworth, Jr. and Scott L. Thompson (the "Attorneys-in-Fact"), and each of them, his agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                           (i) determine whether the Purchasers will be underwriters, dealers, agents or direct purchasers and select the particular Purchasers to act in such capacity;

                           (ii) negotiate, determine and agree upon (a) the price at which the Shares will be initially offered to the public by the Purchasers pursuant to the applicable Purchase Agreement, as hereinafter defined, (b) the underwriting discount with respect to the Shares and (c) the price at which the Shares will be sold to the Purchasers by the Selling Stockholders pursuant to the applicable Purchase Agreement; provided, however, that in no event may the Shares be sold to the Purchasers at a price per share less than $20;

                           (iii) prepare, execute and deliver one or more agreements with one or more Purchasers (each, a "Purchase Agreement"), the terms of which are subject to agreement between the Company and the Purchasers, including the making of all representations and agreements provided in the applicable Purchase Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned;

                           (iv) sell, assign, transfer and deliver the Shares to the Purchasers pursuant to the applicable Purchase Agreement and deliver to the Purchasers certificates for the Shares so sold;

                           (v) take any and all steps deemed necessary or desirable by the Attorneys-in-Fact in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act" ), the Securities Exchange Act of 1934, as amended, and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorneys-in-Fact may deem necessary or advisable;

                           (vi) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor;

                           (vii) provide, in accordance with the applicable Purchase Agreement, for the payment of underwriting discounts and commissions, transfer taxes and other expenses, if any, in connection with the offering and sale of the undersigned's Shares covered by the Registration Statement;

                           (viii) retain such legal counsel as the
         Attorneys-in-Fact or any of them in their sole discretion deem appropriate (which may be the same as the Company's counsel), to act as counsel for the undersigned in connection with the sale of the Shares, such counsel being hereby authorized to rely upon the representations and warranties of the undersigned contained in the applicable Purchase Agreement and in Section 4 of this Agreement in acting in such capacity; and

                           (ix) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Purchasers and the reoffering of the Shares by the Purchasers as fully as could the undersigned if then personally present and acting.

                  (b) Each Attorney-in-Fact may act alone or in concert in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney, and the act of any Attorney-in-Fact shall be the act of the Attorneys-in-Fact. Each Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

                  (c) The Custodian, the Purchasers, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

                  (d) The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder, except that they shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Agreement and similar instruments executed by other Selling Stockholders.

         2. APPOINTMENT OF CUSTODIAN; DEPOSIT OF SHARES.

                  (a) In connection with and to facilitate the sale of the Shares to the Purchasers, the undersigned hereby appoints Scott L. Thompson, as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Common Stock. The certificate(s) for Shares deposited hereunder represent currently owned Shares at least equal in number in the aggregate to the total number of Shares to be sold by the undersigned to the Purchasers, which number is set forth on Schedule I hereto. Each such certificate for Shares so deposited hereunder is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody any certificates for Shares deposited herewith, (b) to deliver or to authorize the Company's Transfer Agent to deliver the certificates for Shares deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the applicable Purchase Agreement and (c) to return or cause the Company's Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate for Common Stock deposited hereunder which are not sold pursuant to the applicable Purchase Agreement.

                  (b) Until the Shares have been delivered to the Purchasers against payment therefor in accordance with the applicable Purchase Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including, if applicable, the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares (but only to the extent provided herein), which right is subject to this Agreement.

         3. SALE OF SHARES; REMITTING NET PROCEEDS.

                  (a) The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Purchasers, in accordance with the applicable Purchase Agreement, against delivery to the Attorneys-in-Fact for the account of the undersigned of the purchase price of the Shares, at the time and in the funds specified in the applicable Purchase Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and shall promptly deposit such proceeds with the Custodian. After reserving an amount of such proceeds for expenses as provided below, the Custodian shall promptly remit to the undersigned his proportionate share of the proceeds.

                  (b) Before any proceeds of the sale of the Shares are remitted to the undersigned, the Attorneys-in-Fact are authorized and empowered to direct the Custodian to reserve from the proceeds an amount determined by the Attorneys-in-Fact to be sufficient to pay the undersigned's proportionate share of all expenses to be paid by the Selling Stockholders. The Custodian is authorized to pay all of the Selling Stockholders' expenses relating to the offering from the amount reserved for that purpose pursuant to the direction of the Attorneys-in-Fact. After payment of expenses, the Custodian will remit to the undersigned his proportionate share of any balance. To the extent expenses exceed the amount reserved, each Selling Stockholder shall remain liable for his proportionate share of such expenses. The Selling Stockholders' expenses shall include all discounts and commissions applicable to the sale of the Shares and, to the extent applicable to such Selling Stockholder, all costs for experts or professionals (other than counsel) employed by or on behalf of such Selling Stockholder in connection with the registration and sale of the Shares.

         4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The undersigned represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorneys-in-Fact, the Custodian and the Purchasers as follows:

                  (a) The undersigned has and, on each date on which the undersigned consummates the sale of any Shares as contemplated herein, will have full legal right, power and authority to enter into and perform this Agreement and the applicable Purchase Agreement. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder. If the undersigned is an individual and is married, the undersigned is enclosing with this Agreement a duly completed and executed consent of his spouse, in the form attached to this Agreement as Annex A.

                  (b) The undersigned has reviewed a draft of the applicable Purchase Agreement, including without limitation the agreements and representations and warranties to be made by the undersigned as a Selling Stockholder and the indemnification and contribution provisions contained therein insofar as such provisions relate to the undersigned. The undersigned hereby represents, warrants and covenants that each of the representations and warranties of the Selling Stockholders contained in the applicable Purchase Agreement is true and correct with respect to the undersigned as of the date hereof and, except as the undersigned shall have notified the Attorneys-in-Fact pursuant to paragraph I of the attached instructions, will be true and correct at all times from the date hereof through and including each Time of Delivery (as such terms are defined in the applicable Purchase Agreement). The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue.

                  (c) The undersigned has read Schedule II and Schedule III attached hereto and has supplied the information called for therein, and the information contained in Schedule II and Schedule III attached hereto supplied by the undersigned is true, complete and correct.

                  (d) Upon execution and delivery of the applicable Purchase Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements (including, without limitation, those relating to indemnification and contribution, as well as the "lockup" provisions contained therein) of the undersigned as a Selling Stockholder in the applicable Purchase Agreement.

                  (e) The undersigned agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company, the Selling Stockholders or the Purchasers or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the applicable Purchase Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys-in-Fact, the Company, the Custodian, the Purchasers and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholders in the applicable Purchase Agreement.

         5. IRREVOCABILITY OF INSTRUMENTS; TERMINATION OF THIS AGREEMENT.

                  (a) This Agreement, the deposit of certificates pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Purchasers, the Company and the other Selling Stockholders who may become parties to the applicable Purchase Agreement in and for the purpose of completing the transactions contemplated hereunder and by the applicable Purchase Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the applicable Purchase Agreement in anticipation of the sale of Common Stock, including the Shares, to the Purchasers; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the certificates deposited herewith for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to the earliest of (b) 60 days following the death of Stockholder, (a) 60 days following the time at which Stockholder is determined to be "permanently disabled" (for purposes of the immediately preceding sentence, "permanently disabled" shall mean a condition (certified by a licensed physician, selected by the Company) rendering Stockholder unable to engage in employment that is substantially similar to Stockholder's current employment), or (c) July 15, 2000,

(the "Termination Date"); this Agreement shall remain in full force and effect until the Termination Date, unless prior to such date the applicable Purchase Agreement has been terminated by the Purchasers due to the failure of a condition precedent to the closing of the transactions contemplated thereby, in which case this Agreement shall cease to remain in full force and effect as of such time. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned or any other Selling Stockholder or, if the undersigned or any other Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned or such Selling Stockholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Purchasers or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and dispose of the certificates deposited under the Agreement by the undersigned in accordance with the terms and provisions of the applicable Purchase Agreement and this Agreement as if such event had not occurred.

                  (b) If the sale of the Shares contemplated by this Agreement is not completed by the Termination Date, this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates deposited hereunder representing Shares on or prior to such date, but only after having received payment of the undersigned's proportionate part of any expenses to be paid or borne by the Selling Stockholders. The undersigned hereby covenants with the Attorneys-in-Fact and with all other Selling Stockholders that if for any reason the sale of the Shares contemplated hereby shall not be consummated, the undersigned shall pay the undersigned's proportionate share of all expenses payable by the Selling Stockholders hereunder or under the applicable Purchase Agreement.

         6. LIABILITY AND INDEMNIFICATION OF THE ATTORNEYS-IN-FACT AND CUSTODIAN. The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to hold and dispose of the certificates and Shares, the other documents deposited hereunder, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the applicable Purchase Agreement. THIS SECTION 6 SHALL BE ENFORCEABLE NOTWITHSTANDING THE SOLE, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE OF ANY INDEMNIFIED PARTY.

         7. INTERPRETATION.

                  (a) The representations, warranties and agreements of the undersigned contained herein and in the applicable Purchase Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

                  (b) The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

                  (c) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (d) The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

         8. NOTICES. Any notice or communication shall be in writing and shall be delivered (i) if to the Company, at the office of the Company, at 950 Echo Lane, Suite 350, Houston, Texas 77024, Attention: B.B. Hollingsworth, Jr., President and Chief Executive Officer; (ii) if to the Purchasers, at their customary business address, (iii) if to the Attorneys-in-Fact, c/o the Company, 950 Echo Lane, Houston, Texas 77024, (iv) if to the Custodian, Scott L. Thompson, c/o the Company, 950 Echo Lane, Houston, TX 77024; and (v) if to the undersigned, at the address set forth on the signature page.

         IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this 30th day of June, 1999.


                                        /s/ Robert E. Howard II
                                        -----------------------
                                        (Please sign exactly as your name
                                        appears on your stock certificate(s))

                                        Name and address to which notices and
                                        funds shall be sent.

                                        Robert E. Howard II
                                        -------------------
                                        (NAME)

                                        P.O. Box 14508
                                        --------------
                                        (STREET)

                                        Oklahoma City, OK 73113
                                        -----------------------
                                        (CITY) (STATE)    (ZIP)

ACCEPTED by the Attorneys-in-Fact           ACCEPTED by the Custodian as
as of the date above set forth:             of the date above set forth:

-----------------------------------         ------------------------------------

-----------------------------------

                                            By
-----------------------------------           ----------------------------------

-----------------------------------

                                                                      APPENDIX B

INDEMNIFICATION

                  (a) The Company will, if Common Stock held by a Stockholder is included in the securities as to which such registration, qualification or compliance is being effected, indemnify such Stockholder, each of its officers and directors, and each person controlling such Stockholder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each Purchaser, if any, and each person who controls any Purchaser, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act of 1933, as amended (the "Act"), or of any other federal, state or common law applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Stockholder, each of its officers and directors, and each person controlling such Stockholder, each such Purchaser and each person who controls any such Purchaser, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability. or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Stockholder or Purchaser and stated to be specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such party and shall survive the subsequent transfer of shares of Common Stock by the seller thereof and the transfer of any shares of Common Stock of the Company which were the subject of such registration, qualification or listing.

                  (b) Each Stockholder will, if Common Stock held by such Stockholder is included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each Purchaser, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such Purchaser within the meaning of the Act, and each other Stockholder registering Common Stock, each of its officers and directors and each person controlling such Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Stockholders, such directors, officers, persons, Purchasers or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Stockholder and stated to be specifically for use therein; provided, however, that (i) the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each such Stockholder of Common Stock sold as contemplated herein and (ii) the indemnity for untrue statements or omissions described above shall not apply if the Stockholder providing such written information provides the Company with such additional written information prior to the effectiveness of the registration as is required to make the previously supplied written information true and complete, together with a description in reasonable detail of the information previously supplied which was untrue or incomplete.

                  (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or litigation, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party abandons the defense of such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to the entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.